UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 17, 2020
BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500		60045-3420
Mettawa	Illinois
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.75 per share	BC	New York Stock Exchange
Chicago Stock Exchange
6.500% Senior Notes due 2048	BC-A	New York Stock Exchange
6.625% Senior Notes due 2049	BC-B	New York Stock Exchange
6.375% Senior Notes due 2049	BC-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2020, Brunswick Corporation (the “Company”) announced that its Board of Directors appointed Ryan M. Gwillim, 41, to the position of Senior Vice President and Chief Financial Officer effective immediately. Mr. Gwillim succeeds William L. Metzger, who will retire from the Company effective July 10, 2020.

Mr. Gwillim has been the Company’s Vice President, Finance and Treasurer with responsibility for investor relations and mergers and acquisitions since June 2019. Mr. Gwillim joined the Company as Corporate Counsel in 2011 and was appointed to the position of Assistant General Counsel - Corporate and Securities in 2012. In 2015, he was appointed to the position of Associate General Counsel - International & M&A, and in 2017 he was named Vice President, Investor Relations. Prior to joining the Company, Mr. Gwillim was an associate in the Chicago office of Baker & McKenzie, an international law firm.

In his new role as Senior Vice President and Chief Financial Officer, Mr. Gwillim will earn an annual base salary of $500,000. He will be entitled to participate in the Brunswick Performance Plan with a target annual bonus opportunity equal to 75% of his base salary and will also be eligible to receive an annual equity award with a target grant date value equal to $800,000. Upon his appointment, he will receive a one-time true-up equity award with a grant date value of $270,000. Mr. Gwillim will also be eligible for other benefits to which executive officers are entitled as generally described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on March 20, 2020.

There is no arrangement or understanding between Mr. Gwillim or any other person pursuant to which he was selected as Senior Vice President and Chief Financial Officer. There are no family relationships among any of the Company’s directors or executive officers. Mr. Gwillim does not have an interest in any transaction with the Company, or any proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the news release regarding these changes is attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit
99.1	Brunswick Corporation News Release, dated June 17, 2020
104	The cover page from this Current Report on Form 8-K, embedded within and formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: June 17, 2020	By:	/s/ CHRISTOPHER F. DEKKER
Christopher F. Dekker
Vice President, General Counsel, and Secretary